SECURITIES AND EXCHANGE COMMISSION
			Washington, DC  20549

                           FORM 8-K

                   Current Report Pursuant
                 to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                         POWER REIT
       (Exact Name of Registrant as Specified in Its Charter)

                          Maryland
          (State or Other Jurisdiction of Incorporation)



        333-177802                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)


55 Edison Avenue, West Babylon, New York	  11704
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








SECTION 8: OTHER EVENTS

Item 8.01

On May 18, 2012, Power REIT released a press release announcing that both Institutional Shareholder Services Inc. ("ISS") and Glass Lewis & Co. ("Glass Lewis") recommend that Power REIT shareholders vote "FOR ALL" of the incumbent trustee nominees (Messrs. David H. Lesser, Virgil E. Wenger, William S. Susman and Patrick R. Haynes, III). ISS and Glass Lewis are two of the leading proxy advisory firms in the U.S. Their analyses and reports are relied upon by hundreds of major institutional investment firms, mutual and pension funds, and other fiduciaries.


SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	    Press Release of Power REIT dated May 18, 2012


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	May 18, 2012

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman